Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2017
Property and Equipment, Net
Schedule of property and equipment

	As of December 31,
	2016	2017	2017
	RMB	RMB	USD
Leasehold improvements	32,492,026	43,181,328	6,636,849
Furniture, fixtures and equipment	19,954,033	27,924,624	4,291,936
Motor Vehicles	4,376,244	4,376,244	672,616

Total	56,822,303	75,482,196	11,601,401
Accumulated depreciation	(19,622,491)	(30,525,142)	(4,691,628)
Property and equipment, net	37,199,812	44,957,054	6,909,773